                                                                      Exhibit 21

                                  SUBSIDIARIES

     The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2003. The name of each indirect subsidiary is indented under the name of its parent company.

                                                                                                  JURISDICTION OF
           STEWART ENTERPRISES, INC.                                                               INCORPORATION
           -------------------------                                                              ----------------
      Acme Mausoleum Corporation                                                                        LA
      Carolina Financial Corporation of Pickens                                                         SC
           Hill-Crest Memorial Park                                                                     SC
           Oconee Memorial Gardens, Inc.                                                                SC
      Cemetery Management, Inc.                                                                         FL
           Arlington Memorial Park Cemetery and Funeral Home, Inc.                                      FL
           Baldwin-Fairchild Funeral Homes, Inc.                                                        FL
                All Faiths Memorial Park, Inc.                                                          FL
                The Simplicity Plan, Inc.                                                               FL
           Bay Area Crematory, Inc.                                                                     FL
           Beth David Funeral Chapel Tampa, Inc.                                                        FL
           Beth David Memorial Chapel, Inc.                                                             FL
           Bruce Ocala Funeral Home, Inc.                                                               FL
           Chapel Hill Cemetery, Inc.                                                                   FL
                Glen Haven Memorial Park, Inc.                                                          FL
                      Highland Memory Gardens, Inc.                                                     FL
                Semoran Funeral Home, Inc.                                                              FL
           Cheatham Hill Memorial Park, Inc.                                                            GA
           David C. Gross Funeral Home, Inc.                                                            FL
           Empresas Stewart - Cementerios, Inc.                                                         LA
           Empresas Stewart - Funerarias, Inc.                                                          LA
           Florida Hills Memorial Gardens, Inc.                                                         FL
           Garden of Memories, Inc.                                                                     FL
                A.P. Boza Funeral Home, Inc.                                                            FL
                Curry and Son Funeral Home, Inc.                                                        FL
                 Woodlawn Memory Gardens, Inc.                                                          FL
           Good Shepherd Memorial Gardens, Inc.                                                         FL
           Hubbell Funeral Home and Crematory, Inc.                                                     FL
           Kent R. Palmer, Inc.                                                                         FL
           Kicliter Funeral Home, Inc.                                                                  FL
           Madcem of Florida, Inc.                                                                      FL
           Memorial Park Cemetery, Inc.                                                                 FL
           Oaklawn Park Cemetery and Funeral Home, Inc.                                                 FL
           Roberts Funeral Home, Inc.                                                                   FL
           Royal Palm Memorial Gardens, Inc.                                                            FL
           Sylvan Abbey Memorial Park, Inc.                                                             FL
           Trinity Memorial Gardens of Lakeland, Inc.                                                   FL
           Turner Crematory, Inc.                                                                       FL
           Turner Funeral Homes, Inc.                                                                   FL
           Walsh & Wood Funeral Home, Inc.                                                              FL
           Woodlawn Park Cemetery Company                                                               FL

                Memorial Sunset Park, Inc.                                                              FL
                South Dade-Palms Memorial Park, Inc.                                                    FL
      Cole & Garrett Funeral Homes, Inc.                                                                TN
      Cunningham Memorial Park, Inc.                                                                    WV
      Victor V. Desrosier, Inc.                                                                         CA
      Dilday Brothers Huntington Valley Mortuary                                                        CA
      Dillard Memorial, Inc.                                                                            SC
      Eastlawn Corporation                                                                              GA
      Griffin Leggett, Inc.                                                                             AR
           Forest Hills Cemetery, Inc.                                                                  AR
           Griffin Leggett Healey & Roth, Inc.                                                          AR
           Griffin Leggett Insurance Agency, Inc.                                                       AR
           Gross Funeral Home, Inc.                                                                     AR
           Rest Hills Memorial Park, Inc.                                                               AR
      Griffin Leggett-Conway, Inc.                                                                      AR
      Highland Memorial Cemetery, Inc.                                                                  TN
      Holly Hill Memorial Park, Inc.                                                                    GA
      Holly Hills, Inc.                                                                                 TN
      Hopson Mortuary, Inc.                                                                             CA
      Investors Trust, Inc.                                                                             TX
      Kingsport Cemetery Corporation                                                                    TN
      Lake Lawn Metairie Funeral Home, Inc.                                                             LA
      Lake Lawn Metairie Funeral Home (Joint Venture)                                                   LA
      Lake Lawn Park, Inc.                                                                              LA
      Lakewood Memorial Park, Inc.                                                                      MS
      Lassila Funeral Chapels, Inc.                                                                     CA
      Legacy One, Inc.                                                                                  WV
           Blue Ridge Funeral Home, Inc.                                                                WV
           Blue Ridge Memorial Gardens, Inc.                                                            WV
           C.G.R., Inc.                                                                                 WV
           Eastern Cemetery Associates, Inc.                                                            WV
           Eastlawn Memorial Gardens, Inc.                                                              VA
           Findlay Cemetery, Inc.                                                                       OH
           Grandview Memory Gardens, Inc.                                                               VA
           Greenhills Memory Gardens, Inc.                                                              VA
           Highland Memory Gardens, Inc.                                                                VA
           Holly Memorial Gardens, Inc.                                                                 VA
           Kanawha Plaza Partnership                                                                    WV
           Legacy One Tennessee, Inc.                                                                   TN
           Monticello Memory Gardens, Inc.                                                              VA
           Mountain View Memory Gardens, Inc.                                                           WV
           National Exchange Trust, Ltd.                                                                WV
           National Funeral Services, Inc.                                                              WV
           Pleasant View Memory Gardens, Inc.                                                           WV
           Williams-Blue Ridge Funeral Home, Inc.                                                       WV
      Memorial Services of Columbia, Inc.                                                               MO
           Lincoln Memorial Mortuary, Inc.                                                              NE
           The Lincoln Memorial Park Cemetery Association                                               NE
           Memorial Funeral Home, Inc.                                                                  MO
      Metairie Cemetery Association                                                                     LA
           All Faiths Funeral Home, Inc.                                                                LA
           Pine Crest Cemetery, Inc.                                                                    AL

      Montlawn Memorial Park, Inc.                                                                      NC
      Mount Olivet Cemetery, Inc.                                                                       LA
      The Nashville Historic Cemetery Association, Inc.                                                 TN
      Pasadena Funeral Home, Inc.                                                                       TX
      Restland Funeral Home, Inc.                                                                       TX
           Anderson-Clayton Bros. Funeral Homes, Inc.                                                   TX
                Little Bethel Memorial Park, Inc.                                                       TX
                Roselawn Memorial Gardens, Inc.                                                         TX
           Belew Funeral Home, Inc.                                                                     TX
           Bexar County Mortuary Services, Inc.                                                         TX
           Bluebonnet Hills Memorial Park, Inc.                                                         TX
                Bluebonnet Hills Funeral Home, Inc.                                                     TX
           Bright-Holland Funeral Home, Inc.                                                            TX
           Crespo & Sons, Incorporated                                                                  TX
           Dalton & Son Funeral Home, Inc.                                                              TX
           Emerald Hills Funeral Corporation                                                            TX
           J.E. Foust & Son Funeral Directors, Inc.                                                     TX
           Guardian Cremation Society, Inc.                                                             TX
           Guardian Funeral Home, Inc.                                                                  TX
           Hilltop Memorial Park                                                                        TX
           Laurel Land Memorial Park, Inc.                                                              TX
                Laurel Land Funeral Home, Inc.                                                          TX
                Singing Hills Funeral Home, Inc.                                                        TX
           Laurel Land of Fort Worth, Inc.                                                              TX
                Laurel Land Funeral Home of Fort Worth, Inc.                                            TX
           Lyons Funeral Home, Inc.                                                                     TX
           Metrocrest Funeral Home, Inc.                                                                TX
           Restland of Dallas, Inc.                                                                     TX
                Abbey Plan of Texas, Inc.                                                               TX
                Highland Memorial Gardens, Inc.                                                         TX
           Simplicity Plan of Texas, Inc.                                                               TX
           Southpark Funeral Home, Inc.                                                                 TX
                South Memorial Park, Inc.                                                               TX
      Rocky Mount Memorial Park, Inc.                                                                   NC
      Rose Haven Funeral Home & Cemetery, Inc.                                                          GA
      Santa Barbara Funeral Services, Inc.                                                              CA
      St. Bernard Memorial Gardens, Inc.                                                                LA
           St. Bernard Memorial Funeral Home, Inc.                                                      LA
      St. Vincent de Paul Cemetery Association                                                          LA
      S.E. Acquisition of California, Inc.                                                              CA
           All Souls Mortuary, Inc.                                                                     CA
           Ashes to Ashes, Inc.                                                                         CA
           Assumption Mortuary, Inc.                                                                    CA
           Barstow Funeral Homes, Inc.                                                                  CA
           Buchheim Family, Inc.                                                                        CA
           Calvary Mortuary of Los Angeles, California, Inc.                                            CA
           Catholic Mortuary Services, Inc.                                                             CA
           N.D. Davis & Associates, Inc.                                                                CA
           DeYoung Memorial Chapel, Inc.                                                                CA
           Holy Cross Mortuary of Culver City, California, Inc.                                         CA
           Holy Cross Mortuary of Pomona, California, Inc.                                              CA
           Lombard & Co.                                                                                CA

     Queen of Heaven Mortuary, Inc.                                                                     CA
     Resurrection Mortuary, Inc.                                                                        CA
     Richard Pierce Funeral Service, Inc.                                                               CA
     River Cities Funeral Chapel, Inc.                                                                  CA
     San Fernando Mission Mortuary, Inc.                                                                CA
     Santa Clara Mortuary, Inc.                                                                         CA
     Scovern Mortuary, A California Corporation                                                         CA
     SDCA Holdings, Inc.                                                                                CA
          San Diego Cemetery Association                                                                CA
     S.E. Acquisition of Delano, California, Inc.                                                       CA
     S.E. Acquisition of Glendale, California, Inc.                                                     CA
     S.E. Acquisition of Lancaster, California, Inc.                                                    CA
     S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.                                      CA
     S.E. Acquisition of Oakhurst, California, Inc.                                                     CA
     S.E. Acquisition of Oroville, California, Inc.                                                     CA
     Sentinel Cremation Societies, Inc.                                                                 DE
     Simplicity Plan of California, Inc.                                                                CA
     Stewart Pre-Need Services, Inc.                                                                    CA
     Stricklin/Snively Mortuary                                                                         CA
          Catalina Channel Cremation Society                                                            CA
     Wallace E. White & Howard J. Callanan, Inc.                                                        CA
     Woodside Chapel of Crippen & Flynn                                                                 CA
S.E. Acquisition of Nevada, Inc.                                                                        NV
     Desert Memorial, Inc.                                                                              NV
     Neptune Society of Nevada, Inc.                                                                    NV
     S.E. Acquisition of Reno, Nevada, Inc.                                                             NV
          Reno Memorial, Inc.                                                                           NV
S.E. Acquisition of Oregon, Inc.                                                                        OR
     Amling/Schroeder Funeral Service, Inc.                                                             OR
     Cascade Crematory, Inc.                                                                            OR
     Chapel of the Roses, Inc.                                                                          OR
     Chapel of the Valley Funeral Home, Inc.                                                            OR
     Dutton, Inc.                                                                                       OR
     J. P. Finley & Son Mortuary, Inc.                                                                  OR
          Sunset Hills Memorial Park                                                                    OR
     Greenwood Cemetery, Inc.                                                                           OR
     Niswonger & Reynolds, Inc.                                                                         OR
     S.E. Acquisition of Myrtle Creek, Oregon, Inc.                                                     OR
     S.E. Acquisition of Reedsport, Oregon, Inc.                                                        OR
     Tabor's Desert Hills Mortuary, Inc.                                                                OR
S.E. Acquisition of Washington, Inc.                                                                    WA
     E.R. Butterworth & Sons                                                                            WA
     Cremation Society Northwest, Inc.                                                                  WA
     Evergreen Staples Funeral Chapel,Inc.                                                              WA
S.E. Australia, Inc.                                                                                    LA
S.E. Mid-Atlantic, Inc.                                                                                 MD
     C. J. Applegate & Sons, Inc.                                                                       NY
     Bartlett-Burdette-Cox Funeral Home,Inc.                                                            WV
     Benjamin Franklin P.M., Inc.                                                                       PA
     Blue Ridge Memorial Gardens, Inc.                                                                  VA
     Bounds Funeral Home, Inc.                                                                          MD
     Brown Memorials, Inc.                                                                              NC

     Calfee Funeral Service of Pineville, Inc.                                                          WV
     Casdorph & Curry Funeral Home, Inc.                                                                WV
     Catawba Memorial Park, Inc.                                                                        NC
     Cedar Hill Cemetery Company, Inc.                                                                  MD
     Central Stone Works, Incorporated                                                                  NC
     Clinch Valley Memorial Cemetery, Inc.                                                              VA
     Crest Lawn Memorial Gardens, Inc.                                                                  MD
     Harold C. Davis, Inc.                                                                              NC
     Dodd-Payne-Hess Funeral Home, Inc.                                                                 WV
     Dunbar Funeral Home                                                                                SC
     Evans Funeral Home, Inc.                                                                           NC
     Evans Funeral Home, Inc.                                                                           WV
     Evergreen Memorial Gardens, Inc.                                                                   NC
     Everly Funeral Homes, Incorporated                                                                 VA
     Everly PFP, Inc.                                                                                   VA
     Fairfax Funeral Home, Inc.                                                                         VA
     Fine Finishes, Inc.                                                                                NC
     Fort Lincoln Cemetery, Inc.                                                                        MD
     Fort Lincoln Funeral Home, Inc.                                                                    MD
     Gallery Granite Corporation                                                                        MD
     Gardinier Colletti Memorial Home, Inc.                                                             NY
     Garner Family Funeral Home, Inc.                                                                   GA
     Garrett-Hillcrest, Inc.                                                                            NC
     George Washington Memorial Park, Inc.                                                              PA
     Gorny & Gorny Paterson-Clifton Mortuary                                                            NJ
     Graceland Mausoleum, Inc.                                                                          WV
     Haisten Funeral Homes, Inc.                                                                        GA
     Haisten Funeral Home of Henry County, Inc.                                                         GA
     Higgins and Son Funeral Home, Inc.                                                                 GA
     Highland Memory Gardens of Franklin County, Inc.                                                   NC
     Hillcrest Memorial Cemetery, Inc.                                                                  MD
     Hines-Rinaldi Funeral Home, Inc.                                                                   MD
     Johnson Funeral Home, Inc.                                                                         NC
     Kimes Funeral Home, Inc.                                                                           WV
     Kirk & Nice, Inc.                                                                                  PA
     Kirk & Nice Suburban Chapel, Inc.                                                                  PA
     Klingel-Carpenter Mortuary, Inc.                                                                   WV
     Lancaster Funeral Homes, Inc.                                                                      NC
     Loudon Park Cemetery Company                                                                       MD
          Druid Ridge Cemetery Company                                                                  MD
     Loudon Park Funeral Home, Inc.                                                                     MD
     The Mackey Mortuary, Inc.                                                                          SC
          Cannon Funeral Home, Inc.                                                                     SC
     Memorial Parks, Incorporated                                                                       NC
     McLaurin's Funeral Home, Inc.                                                                      NC
     Miller-Lee, Inc.                                                                                   NC
     Monte Vista Burial Park, Inc.                                                                      TN
     Murphy Funeral Service, Inc.                                                                       NY
     National Harmony Memorial Park, Inc.                                                               MD
     Nulton , Mattle & Ashton Funeral Home, Inc.                                                        NY
     Oconee Memorial Funeral Home, Inc.                                                                 SC
     Otto Redanz Funeral Home, Inc.                                                                     NY

          Cornell & Daggett, Inc.                                                                       NY
     Parklawn, Inc.                                                                                     MD
     Parklawn Memorial Gardens, Inc.                                                                    NC
     The Parkwood Cemetery Company                                                                      MD
          Parkwood Management Co.                                                                       MD
     Pineview, Inc.                                                                                     SC
     Pollock Wells Funeral Service, Inc.                                                                NC
     Richmond Memorial Parks, Inc.                                                                      VA
     S.E. Acquisition of Charleston, Inc.                                                               SC
     S.E. Acquisition of Clifton, New Jersey, Inc.                                                      NJ
     S.E. Acquisition of Fredonia, New York, Inc.                                                       NY
     S.E. Acquisition of Malden, West Virginia, Inc.                                                    WV
     S.E. Acquisition of Pennsylvania, Inc.                                                             PA
     S.E. Acquisition of South Carolina, Inc.                                                           SC
     S.E. Cemetery Management of Pennsylvania, Inc.                                                     PA
     Stephens Services, Inc.                                                                            NC
     Sunset Memorial Park Company                                                                       PA
          Pet Haven, Inc.                                                                               PA
     John M. Taylor Funeral Home, Inc.                                                                  MD
     Taylor M. Simpson Co.                                                                              NC
     Joseph W. Teague Funeral Home, Inc.                                                                VA
     Thomas-Yelverton Company                                                                           NC
     Washington Memorial Cemetery, Incorporated                                                         VA
     William W. Chambers, Inc.                                                                          MD
     Wilson Funeral Home, Inc.                                                                          WV
     Wise Corporation                                                                                   VA
S.E. South-Central, Inc.                                                                                LA
     Cemetery Services, Inc.                                                                            WI
     D.W. Newcomer's Sons, Inc.                                                                         MO
     DWN Properties, Inc.                                                                               MO
          Funeral Security Plans, Inc.                                                                  MO
     Ellison Funeral Home, Inc.                                                                         AL
     Kilgore - Green Funeral Home, Inc.                                                                 AL
     Knutson Funeral Homes, Inc.                                                                        IA
     Lathan Funeral Home, Inc.                                                                          AL
     Andrew J. McGann & Son Funeral Home, Inc.                                                          IL
     Mt. Juliet Funeral Home, Inc.                                                                      TN
     Mt. Juliet Memorial Gardens, Inc.                                                                  TN
     Nave Funeral Home of Lebanon, Inc.                                                                 TN
     Pauley Funeral Home, Inc.                                                                          IA
     Pine Crest Funeral Home, Inc.                                                                      AL
          Faith Memorial Park & Mausoleum Company, Inc.                                                 AL
          Valhalla Memory Gardens and Funeral Home, Inc.                                                AL
     Professional Funeral Services, Inc.                                                                LA
     Rockco's Funeral Homes, Inc.                                                                       AL
     Rockco and Son Funeral Home, Inc.                                                                  AL
     Runyan Mangold, Inc.                                                                               KS
     S.E. Acquisition of Albuquerque, New Mexico, Inc.                                                  NM
     S.E. Acquisition of Blue Island, Illinois, Inc.                                                    IL
     S.E. Acquisition of Boonville, Missouri, Inc.                                                      MO
     S.E. Acquisition of Lithonia, Georgia, Inc.                                                        GA
     S.E. Acquisition of Muskogee, Oklahoma, Inc.                                                       OK

     S.E. Acquisition of Oak Lawn & Orland Park, Illinois, Inc.                                         IL
     S.E. Acquisition of Santa Fe, New Mexico, Inc.                                                     NM
     Theis-Gorski Funeral Home, Inc.                                                                    IL
     West Lawn Cemetery                                                                                 NE
     Wisconsin Memorial Park Company, Inc.                                                              WI
          Time-Lock Insurance Agency, Inc.                                                              WI
     Wyuka Funeral Home, Inc.                                                                           NE
     Wyuka Simplicity Plan, Inc.                                                                        NE
S.E. of Tucson, Arizona, Inc.                                                                           AZ
Simple Tribute, Inc.                                                                                    LA
     S.E. of Maryland, Inc.                                                                             MD
     Simple Tribute of Florida, Inc.                                                                    FL
     Simple Tribute of Tennessee, Inc.                                                                  TN
Stewart Enterprises (Europe), Inc.                                                                      LA
Stewart Resource Center, Inc.                                                                           LA
Stewart Services, Inc.                                                                                  LA
Stewart Worldwide N.V.                                                                              Netherlands
     Stewart International (Netherlands) B.V.                                                       Netherlands
          Stewart Cementerios Puerto Rico Holding II B.V.                                           Netherlands
                Empresas Stewart-Cementerios                                                        Puerto Rico
                Stewart Cementerios Puerto Rico Holding I B.V.                                      Netherlands
          Stewart Funerarias Puerto Rico Holding II B.V.                                            Netherlands
                Empresas Stewart - Funerarias                                                       Puerto Rico
                Stewart Funerarias Puerto Rico Holding I B.V.                                       Netherlands
          Stewart Simplicity Plan of Puerto Rico Holding II B.V.                                    Netherlands
                Stewart Simplicity Plan of Puerto Rico Holding I B.V.                               Netherlands
                The Simplicity Plan of Puerto Rico                                                  Puerto Rico
Strong & Burns Funeral Home, Inc.                                                                       NY